UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

March 20, 2020
Date of report (Date of earliest event reported)
_______________________
Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per value	VLRXQ	OTC Pink

Item 1.03     Bankruptcy or Receivership.

On March 20, 2020, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) approved the sale by Valeritas Holdings, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Sellers”) of substantially all of the Sellers’ assets (the “Asset Sale”) to Zealand Pharma A/S (“Zealand”) pursuant to that certain asset purchase agreement, dated as of February 9, 2020, as amended on March 17, 2020, by and among the Sellers and Zealand, as the stalking horse bidder. Closing of the Asset Sale is now expected to close on or around April 2, 2020.

In addition, on March 20, 2020, the Bankruptcy Court approved a global settlement (the “Settlement”) among the Company, its prepetition lenders, and the Official Committee of Unsecured Creditors that will facilitate a consensual exit from the Company’s voluntary Chapter 11 filing and provide a pathway for a possible recovery for the Company’s unsecured creditors.

The Company cautions that trading in its securities during the pendency of the Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Company's securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's securities in the Chapter 11 proceedings. Based upon the current proceeds available from the asset sale to Zealand, after payment to the Company's postpetition lenders and the other secured lenders and the payment of other liabilities, there will not be any proceeds available for distribution to the holders of the Company's common stock.

Item 8.01     Other Events.

On March 20, 2020, the Company issued a press release announcing (i) approval by the Bankruptcy Court of the Asset Sale and (ii) the Settlement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: March 20, 2020                     By: s/ John E. Timberlake
Name: John E. Timberlake
Title: Chief Executive Officer